--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               February 23, 1996

Dear Shareholder,

  We are pleased to present the annual report to shareholders of The Emerging Germany Fund Inc. for the fiscal year ended December 31, 1995.

  After a strong start, the German economy gradually slowed over the course of 1995, ending the year on a particularly weak note. GDP growth forecasts were repeatedly revised downward, as a strong DM curtailed exports, and rising unemployment, job insecurity and an increased solidarity surcharge dampened consumer demand. With inflation and the money supply growth well under control, the Bundesbank reacted to the economic slowdown by cutting interest rates to near-record lows in the fourth quarter.

  High volatility characterized the German equity market throughout the year. The DAX Index of large capitalization stocks reached new highs, while the broader Frankfurter Allgemeine Zeitung (FAZ) Index achieved more modest gains as medium and small capitalization stocks continued to underperform blue chips.

  As measured by the FAZ Index, the German stock market rose by 1.15% in the fourth quarter and by 12.32% for the year as a whole in dollar terms. The Fund's net asset value declined by 1.60% in the fourth quarter of 1995, while remaining unchanged for the year as a whole.

  At the end of the fourth quarter, the Fund had net assets of $128.9 million or $9.20 per share. At December 31, 1995, the Fund's invested position in German securities represented 94.80% of net assets. With equity holdings in 18 industries, the Fund has increased its weightings in the miscellaneous materials and the machinery and engineering sectors, while maintaining its exposure to the banking sector and reducing its exposure to the insurance and the construction and housing sectors.

  After a period of stagnation in early 1996, we expect a moderate recovery for the German economy bolstered mainly by private consumption and equipment spending. Positive growth prospects for the world economy should further support the German equity market.

  We thank our shareholders for their continued interest and support.

                                   Sincerely,

                          [LOGO]                                  [LOGO]
            Hansgeorg B. Hofmann                         Theodor Schmidt-Scheuber
                  Chairman                                       President

--------------------------------------------------------------------------------

                               INVESTMENT REVIEW
--------------------------------------------------------------------------------

POLITICAL AND ECONOMIC DEVELOPMENTS

  Third-quarter GDP figures published in December confirmed, as expected, that the German economy has entered a period of stagnation. The weakness in the economy is primarily attributable to the poor performance in capital equipment spending, but exports, which had been the driving force of the recovery, also have faltered. In addition, private consumption has been rising much more slowly than expected throughout the year. On a positive note, construction and government spending have held up relatively well.

  Although the German economy began 1995 on quite a strong note, the weakness in the second half, particularly in the fourth quarter, will most likely result in a real GDP growth of 1.9% for 1995, according to preliminary figures released by the Federal Statistical Office. This differs considerably from the GDP growth of over 3% forecast at the beginning of the year.

  The negative economic trend during 1995 reflected the delayed effects of the DM appreciation. As exports grew only marginally in the course of the year, investment in machinery and equipment was muted. Domestic factors also played an important role. Construction investment fell due, in part, to the expiration of tax benefits for housing and to the exceptionally cold weather. In addition, the reintroduction of the solidarity surcharge, increasing unemployment and job insecurity dampened private consumer demand.

  While considerable skepticism has been expressed as to the achievement of the Maastricht targets because of lower than expected budget revenues, positive news concerning inflation was well received. In the second half of the year, inflationary pressure weakened substantially because of the slowdown in growth and the strength of the German currency. Consequently, the inflation rate ended at an average annual rate of 1.8%. In its December report, the Bundesbank confirmed that the price stability target was being met for the first time since German unification. Furthermore, M3 growth remained below its targeted range during 1995. Although the most recent data showed an acceleration of M3 growth, we do not expect this to gain any further momentum in view of the moderate economic growth prospects for 1996.

  The decline in yields in the German bond market accelerated considerably in the fourth quarter. At the same time, as long term US-dollar bonds posted another steep fall in yields, the German market was being driven by expectations of further domestic monetary easing in the wake of weak economic figures, low inflation rates and moderate expansion of the money supply. The market was not disappointed, as the Bundesbank reacted to the current growth slowdown by cutting the discount and Lombard rates to 3% and 5%, respectively, on December
14. Historically, Germany has had a lower discount rate on only one other occasion (2.5% in December 1987). In the course of 1995, 10-year bond yields dropped from 7.5% to 6% and 3-month rates from 5.1% to 3.9%. The dollar/DM exchange rate fluctuated in the fourth quarter between 1.39 and 1.45, and finished a very volatile year at 1.44.

  After reaching new historic highs in September, the German equity market suffered a sharp setback, triggered by a weakening dollar and profit warnings from several companies. As a result, investors started switching to less cyclical sectors. By the end of October, the FAZ Index had fallen by almost 10% from its all-time high in September. A subsequent recovery ensued, however, as investors switched back from secondary stocks into blue chip securities. This helped boost the DAX Index of large cap stocks by 8% to near-record highs. However, the broader FAZ Index gained less than 5%, ending the quarter up 1.54%. Small cap indices lost more than 2% in the fourth quarter.

  The chemical, electrical and utilities sectors continued outperforming the market as a whole in the fourth quarter. In particular, Hoechst, Germany's second largest chemical company, performed extremely well. The company has increasingly been focusing on cultivating a shareholder-oriented image. At the same time, the acquisition of MMD and the subsequent disposal of non-core assets point to a new, strictly profit-oriented management style.

  Conversely, the engineering sector saw several profit warnings and underperformed within the same period. In addition, the steel, construction and banking sectors also disappointed. As consumer shares came under pressure, the performance of the retail sector was also weak, and the Christmas period did not bring any relief. Moreover, the expectations of stronger private consumption in the forthcoming year were repeatedly disappointed.

PORTFOLIO STRATEGY AND REVIEW

  During the fourth quarter, the Fund's net asset value fell by 1.60%, compared with a rise in the FAZ Index of 1.15% in dollar terms. For the year as a whole, the net asset value was unchanged, while the Index produced a gain of 12.32%. This underperformance is primarily attributable to two factors: The first was the unexpected and significant decline in the value of the dollar versus the DM in the first quarter of 1995, which resulted in losses to the Fund on its forward foreign currency exchange contracts. The second factor was that small and medium capitalization stocks underperformed large caps by over 8% in the fourth quarter and by over 20% in all of 1995.

  In the course of the fourth quarter, the Fund implemented the following changes in the sector weightings of its portfolio. Holdings in the insurance sector were reduced by selling Volksfursorge and Aachener und Munchener Versicherung. The construction and housing sector was decreased by selling Phillip Holzmann and by reducing the position in Bilfinger & Berger. Due to weak expectations in the retailing business, we decreased the position in Karstadt. Furthermore, the position in Herlitz was sold because of growing pessimism concerning earnings improvement. On the other hand, we acquired HUGO BOSS, a designer, manufacturer and worldwide distributor of clothing and accessories for men. The banking sector remained virtually unchanged. However, we decreased our holdings in Commerzbank and Deutsche Bank, and acquired DEUTSCHE PFANDBRIEF- UND HYPOTHEKENBANK AG, a mortgage financing organization specializing in public sector loans.

  In the automobile sector, BMW was sold and replaced by VOLKSWAGEN, the performance leader in European car sales. Volkswagen's rationalization measures have considerably reduced the break-even point, and, as a result, the recovery in demand will have a significant impact on earnings. In the electrical sector, we increased our weighting in SAP and sold Felten & Guilleaume. In the health and personal care sector, we continued to reduce the position in Schering and increased our holdings in Altana and Schwarz Pharma. New positions in SGL CARBON and PWA, a developer, manufacturer and distributor of paper products, increased the weighting in miscellaneous materials. SGL Carbon is the world market leader for graphite and carbon products. Its restructuring measures and resultant increased productivity point to strong earnings growth potential. We sold the position of Schmalbach Lubeca because the expected earnings recovery failed to materialize. Furthermore, we sold the positions of Deutsche Babcock and Windhoff, but increased the weighting in the machinery and engineering sector by acquiring new positions in DURR BETEILIGUNGS AG, IWKA and JUNGHEINRICH AG. DURR BETEILIGUNGS AG is a holding company for a group whose activities include paint finishing, industrial cleaning systems, environmental systems, automation and conveyor systems. IWKA manufactures machine tools, welding and assembly systems, industrial robots, fitting and expansion joints and measuring instruments. JUNGHEINRICH AG is a producer of pallet trucks for moving and storing goods, of forklifts, driverless systems and other warehouse equipment.

  In the utilities sector, we acquired VEW, an electrical power producer, supplier of gas and water and waste disposal manager, and BERLINER KRAFT- UND LICHT, a supplier of electricity and heat for Berlin and the surrounding communities.

  The stock market outlook centers on the further development of the German economy. The weak economic performance in the fourth quarter has led to reduced GDP forecasts for 1996. After a period of stagnation in the first quarter, however, we expect a gentle pace of recovery throughout the course of 1996, bolstered mainly by equipment spending and private consumption. In spite of increases in social security contributions and higher costs for local services, private household income is expected to be boosted through income tax adjustments taking effect in 1996. Moderate wage settlements and further flexibility measures (such as the currently discussed "pact for employment" between employers and members of the IG Metall union) would counter the continuing loss of jobs and improve the domestic investment climate.

  A positive profit trend and favorable monetary conditions in Germany, as well as good growth prospects for the world economy, particularly in the US, Asia and eastern Europe, should support the German stock market and contribute to an improved investment environment.

  At the Fund's 1995 Annual Meeting, shareholders approved a proposal to have Dresdner Securities (USA) Inc. provide all investment advisory and management services necessary for the Fund's operations. Since May 1995, the Fund's portfolio is managed by Ms. Barbel Lenz and Mr. Henry B. Rainville.

  Ms. Lenz currently is an Assistant Vice President of Dresdner Securities, a position she has held since 1995. Her responsibilities focus on international equity strategy and portfolio management. Prior to assuming this position, Ms. Lenz served from 1991 to 1994 as a portfolio manager at Deutscher Investment-Trust, a wholly owned subsidiary of Dresdner Bank AG in Germany, where she was responsible for European equity and balanced portfolios. From 1989 to 1991, Ms. Lenz was responsible for institutional sales of German equity derivatives at BHF-Bank AG in Frankfurt. She holds the equivalent of an MBA in Business Administration and Finance from the University of Giessen.

  Mr. Rainville currently serves as First Vice President and Chief Investment Officer of Dresdner Securities, where he is responsible for overall investment strategy. From 1991 to 1995, Mr. Rainville served as Vice President of Dresdner Securities. Previously, Mr. Rainville held the positions of Managing Director at Manning and Napier (1986-1989) and Senior Portfolio Manager at Manufacturers Hanover Trust (1968-1986). From 1989 to 1991, Mr. Rainville also served as
President of Rainville Consulting. He holds a BA in Economics from Fordham University and an MBA from the Wharton School of the University of Pennsylvania.

  Stocks of the following companies represented the Fund's ten largest positions at December 31, 1995:

                                                                                                       PERCENT OF
COMPANY                                                                                VALUE (IN $)    NET ASSETS
------------------------------------------------------------------------------------  --------------  -------------
Allianz AG Holding..................................................................  $    6,626,978         5.14%
Veba AG.............................................................................       6,368,072         4.94
Hoechst AG..........................................................................       6,237,016         4.84
Siemens AG..........................................................................       6,074,242         4.71
Bankgesellschaft Berlin AG..........................................................       4,267,776         3.31
BHF-Bank AG.........................................................................       4,171,663         3.24
Degussa AG..........................................................................       3,998,606         3.10
Daimler-Benz AG.....................................................................       3,976,159         3.08
Bayer AG............................................................................       3,825,897         2.97
RWE AG..............................................................................       3,624,956         2.81
                                                                                      --------------     -----
                                                                                      $   49,171,365        38.14%
                                                                                      --------------     -----
                                                                                      --------------     -----

February 23, 1996
                                      Dresdner Securities (USA) Inc.

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                       PERCENT OF
INDUSTRY CLASS                                                                                         NET ASSETS
----------------------------------------------------------------------------------------------------  -------------
Apparel.............................................................................................         0.97%
Appliance & Household...............................................................................         2.04
Automobiles.........................................................................................         6.19
Banking.............................................................................................        14.29
Building Materials & Components.....................................................................         1.39
Business & Publishing Services......................................................................         1.06
Chemicals...........................................................................................         8.38
Construction & Housing..............................................................................         1.52
Electrical & Electronics............................................................................         6.52
Health & Personal Care..............................................................................         4.30
Industrial Components...............................................................................         2.96
Insurance...........................................................................................        10.53
Machinery & Engineering.............................................................................        10.75
Merchandising.......................................................................................         2.55
Miscellaneous Materials.............................................................................         6.99
Multi-Industry......................................................................................         2.84
Transportation/Airlines.............................................................................         2.40
Utilities Electrical & Gas..........................................................................         9.12
                                                                                                         -----
  Percent of Investments in German Securities.......................................................        94.80%
                                                                                                         -----
                                                                                                         -----

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF
THE EMERGING GERMANY FUND INC.:

  We have audited the accompanying statement of assets and liabilities of The Emerging Germany Fund Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended and for the period April 5, 1990 (commencement of operations) to December 31, 1990. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Emerging Germany Fund Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                 Coopers & Lybrand L.L.P.

New York, New York
February 13, 1996

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

---------------------------------------------------------------------------
   SHARES/                                                     VALUE
  PAR VALUE                  DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
               INVESTMENTS IN SHORT-TERM
                                SECURITIES--0.10%
               U.S. TREASURY
                OBLIGATIONS--0.10%
     $125,000  United States
                 Treasury Bills,
                 5.20%, 1/04/96 (cost $124,946).......          $   124,946
                                                        -------------------
               INVESTMENTS IN GERMAN
                                SECURITIES--94.80%
               COMMON STOCKS--87.69%
               AUTOMOBILES--5.68%
        7,900  Daimler-Benz AG........................            3,976,159
       10,000  Volkswagen AG..........................            3,343,325
                                                        -------------------
                                                                  7,319,484
                                                        -------------------
               BANKING--14.29%
       16,750  Bankgesellschaft Berlin AG.............            4,267,776
      100,000  Bayerische Vereinsbank AG (a)..........            2,969,676
      151,500  BHF-Bank AG............................            4,171,663
        5,000  Commerzbank AG (a).....................            1,181,596
       65,000  Deutsche Bank AG.......................            3,079,854
       27,500  Dt Pfandbrief- und Hypothekenbank AG...            1,067,794
        9,000  IKB Deutsche
                 Industriebank AG.....................            1,693,970
                                                        -------------------
                                                                 18,432,329
                                                        -------------------
               BUILDING MATERIALS &
                COMPONENTS--0.47%
        2,200  VBH Ver. Baubeschlag-Handel AG.........              613,454
                                                        -------------------
               BUSINESS & PUBLISHING
                SERVICES--1.06%
        1,220  Axel Springer Verlag AG................              820,704
        1,500  Herlitz International Trading AG.......              548,972
                                                        -------------------
                                                                  1,369,676
                                                        -------------------

---------------------------------------------------------------------------
   SHARES/                                                     VALUE
  PAR VALUE                  DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
               CHEMICALS--8.38%
       14,500  Bayer AG (a)...........................  $         3,825,897
       23,000  Hoechst AG (a).........................            6,237,016
       35,000  SKW Trostberg AG.......................              738,062
                                                        -------------------
                                                                 10,800,975
                                                        -------------------
               CONSTRUCTION & HOUSING--1.52%
        2,000  Bilfinger & Berger Bau AG..............              757,058
       30,000  Kampa-Haus AG..........................            1,202,510
                                                        -------------------
                                                                  1,959,568
                                                        -------------------
               ELECTRICAL & ELECTRONICS--6.52%
       15,000  SAP AG.................................            2,326,595
       11,100  Siemens AG (a).........................            6,074,242
                                                        -------------------
                                                                  8,400,837
                                                        -------------------
               HEALTH & PERSONAL CARE--4.30%
        6,000  Altana AG..............................            3,492,506
       17,500  Schwarz Pharma AG......................              860,056
       18,000  Schering AG............................            1,192,429
                                                        -------------------
                                                                  5,544,991
                                                        -------------------
               INDUSTRIAL COMPONENTS--2.96%
      125,000  Continental AG.........................            1,742,767
        6,500  Phoenix AG.............................            1,037,644
       17,500  Kiekert AG.............................            1,039,387
                                                        -------------------
                                                                  3,819,798
                                                        -------------------
               INSURANCE--10.53%
        6,638  Aach. u. Munch. Vers. AG...............            2,012,917
        3,400  Allianz AG Holding.....................            6,626,978
        1,750  CKAG Colonia Konzern AG................            1,463,925
        4,580  Victoria Holding AG....................            3,480,097
                                                        -------------------
                                                                 13,583,917
                                                        -------------------
               MACHINERY &
                ENGINEERING--8.85%
        2,500  BDAG Balcke-Durr.......................              615,197
        5,000  Durr Beteiligungs AG...................            1,498,780
        5,000  IWKA AG................................              909,725
        3,500  Linde AG...............................            2,042,175
       10,000  MAN AG (a).............................            2,704,775
        2,500  Rheinelektra AG........................            1,899,617
       10,000  Thyssen Industrie AG...................              962,008
        2,000  Weinig AG..............................              773,789
                                                        -------------------
                                                                 11,406,066
                                                        -------------------

                See accompanying notes to financial statements.

---------------------------------------------------------------------------
   SHARES/                                                     VALUE
  PAR VALUE                  DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
               MERCHANDISING--2.55%
       70,000  Douglas Holding AG.....................  $         2,469,153
        2,000  Karstadt AG............................              815,615
                                                        -------------------
                                                                  3,284,768
                                                        -------------------
               MISCELLANEOUS MATERIALS--6.44%
       12,000  Degussa AG.............................            3,998,606
        9,000  Gerresheimer Glas AG...................            1,656,326
       10,000  PWA AG.................................            1,484,838
       15,000  SGL Carbon AG..........................            1,160,683
                                                        -------------------
                                                                  8,300,453
                                                        -------------------
               MULTI-INDUSTRY--2.84%
       30,000  AGIV AG................................              631,579
        5,000  Industrieverwaltungsgesellschaft AG....            1,629,488
        5,000  Preussag AG (a)........................            1,397,699
                                                        -------------------
                                                                  3,658,766
                                                        -------------------
               TRANSPORTATION/AIRLINES--2.40%
       22,500  Lufthansa AG...........................            3,097,769
                                                        -------------------
               UTILITIES/ELECTRICAL & GAS--8.90%
        2,500  Berliner Kraft- & Licht-AG.............              748,519
       10,000  RWE AG (a).............................            3,624,956
      150,000  Veba AG................................            6,368,072
        2,000  VEW AG.................................              731,962
                                                        -------------------
                                                                 11,473,509
                                                        -------------------
               Total Common Stocks
                 (cost $103,688,639)..................          113,066,360
                                                        -------------------
               PREFERRED STOCKS--7.11%
               APPAREL--0.97%
        1,500  Hugo Boss AG...........................            1,245,382
                                                        -------------------
               APPLIANCE & HOUSEHOLD--2.04%
        7,000  Henkel KGaA (a)........................            2,632,625
                                                        -------------------
---------------------------------------------------------------------------
   SHARES/                                                     VALUE
  PAR VALUE                  DESCRIPTION                     (NOTE 1)
---------------------------------------------------------------------------
               AUTOMOBILES--0.51%
       40,000  SG Holding AG..........................  $           669,223
                                                        -------------------
               BUILDING MATERIALS &
                COMPONENTS--.92%
        5,550  Dyckerhoff AG..........................            1,191,635
                                                        -------------------
               MACHINERY &
                ENGINEERING--1.90%
        6,000  Dragerwerk AG..........................              930,638
        5,000  Jungheinrich AG........................              711,049
        4,000  Kogel Fahrzeugbau AG...................              805,856
                                                        -------------------
                                                                  2,447,543
                                                        -------------------
               MISCELLANEOUS MATERIALS--.55%
        1,750  Sudzucker AG...........................              706,344
                                                        -------------------
               UTILITIES/ELECTRICAL & GAS--0.22%
        1,000  RWE AG.................................              278,843
                                                        -------------------
               Total Preferred Stocks
                 (cost $10,374,232)...................            9,171,595
                                                        -------------------
               Total Investments
                 (cost $114,187,817)
                 --94.90%.............................          122,362,901
                                                        -------------------
               Other assets in excess of
                 liabilities--5.10%...................            6,569,411
                                                        -------------------
               Net Assets--100.00%....................  $       128,932,312
                                                        -------------------
                                                        -------------------

----------------
Percentages are of net assets.

(a) All or part of this security is on loan. (Note 1)

                See accompanying notes to financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------

ASSETS:
Investments in equities, at
  value
  (identified cost $114,062,871)
  (Note 1)......................  $122,237,955
Investments in short-term
  securities, at value
  (identified cost $124,946)
  (Note 1)......................      124,946
                                  -----------
Total investments...............  122,362,901
Cash and securities held as
  collateral for securities
  loaned (Note 1)...............   19,309,228
Cash............................       16,831
Foreign currency (identified
  cost $8,261,507)..............    8,297,660
Receivable for investments
  sold..........................    1,052,796
Dividends receivable, foreign...      119,296
Dividend reclaim receivable,
  foreign.......................       56,580
Interest receivable, foreign....       24,684
Other assets....................       18,943
                                  -----------
      Total assets..............  151,258,919
                                  -----------
LIABILITIES:
Payable for investments
  purchased.....................    2,761,499
Accrued advisory fee............      104,386
Accrued expenses................      137,143
Tax withholding liability.......       14,351
Collateral for securities loaned
  (Note 1)......................   19,309,228
                                  -----------
      Total liabilities.........   22,326,607
                                  -----------
NET ASSETS......................  $128,932,312
                                  -----------
                                  -----------
Net Assets consist of:
Paid-in Capital.................  142,013,476
Accumulated net realized loss on
  investments and foreign
  currency......................  (21,300,404)
Unrealized appreciation of
  investments and foreign
  currency holdings.............    8,219,240
                                  -----------
Net Assets......................  $128,932,312
                                  -----------
                                  -----------
Net asset value per share
  ($128,932,312  DIVIDED BY  14,008,334
  shares of common stock issued
  and outstanding)..............  $      9.20
                                  -----------
                                  -----------

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF OPERATIONS
--------------------------------------------

                                          For the year
                                             ended
                                          December 31,
                                              1995
                                         --------------
NET INVESTMENT INCOME:
Income:
  Interest.............................  $      145,748
  Dividends (less foreign withholding
    taxes of $313,380).................       2,820,416
                                         --------------
      Total income.....................       2,966,164
Expenses:
  Investment advisory fee (Note 2).....       1,244,130
  Custodian and transfer agent fees and
    expenses...........................         164,429
  Reports to shareholders..............         211,223
  Directors' fees (Note 2).............          77,250
  Insurance............................          76,559
  Audit and tax fees...................          76,439
  Legal fee............................          72,494
  NYSE listing fee.....................          24,193
  Amortization of organization
    expenses...........................           2,286
  Miscellaneous........................          20,955
                                         --------------
      Total expenses...................       1,969,958
                                         --------------
Net Investment Income..................         996,206
                                         --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND DEUTSCHE MARK
  TRANSACTIONS:

Net realized gain (loss) on:
  Investments......................    (11,461,543)
  Deutsche Mark transactions.......      2,286,994
Net change in unrealized
  appreciation
  (depreciation) on:
  Investments......................      7,153,895
  Foreign currency translation.....      1,019,595
                                     -------------
Net gain (loss) on investments and
  Deutsche Mark transactions.......     (1,001,059)
                                     -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS.......................  $      (4,853)
                                     -------------
                                     -------------

                See accompanying notes to financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF
CHANGES IN NET ASSETS
--------------------------------------------

                          For the year    For the year
                             ended           ended
                          December 31,    December 31,
                              1995            1994
                         --------------  --------------

CHANGE
  IN NET ASSETS:
Operations:
  Net investment
    income.............  $      996,206  $      462,796
  Net realized gain
    (loss) on
    investments........     (11,461,543)     10,802,385
  Net realized gain
    (loss) on currency
    transactions.......       2,286,994        (668,233)
  Net change in
    unrealized
    appreciation
    (depreciation) on:
  Investments..........       7,153,895     (15,187,631)
  Foreign currency
    translation........       1,019,595      (2,102,517)
                         --------------  --------------
Net increase (decrease)
  in net assets
  resulting from
  operations...........          (4,853)     (6,693,200)
                         --------------  --------------
Dividends to
  shareholders:
  From net realized
    gain on investments
    and foreign
    currency
    transactions.......        --            (1,681,000)
                         --------------  --------------
                               --            (1,681,000)
Net change in net
  assets...............          (4,853)     (8,374,200)
NET ASSETS:
Beginning of year......     128,937,165     137,311,365
                         --------------  --------------
End of year............  $  128,932,312  $  128,937,165
                         --------------  --------------
                         --------------  --------------

                See accompanying notes to financial statements.

--------------------------------------------
THE EMERGING GERMANY FUND INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------

                          The Emerging
GerNOTE 1. SIGNIFICANT many Fund Inc. (the ACCOUNTING
POLICIES
                          "Fund")  was incorporated in the  State of Maryland on
February 2, 1990 as a non-diversified, closed-end management investment company and registered under the Investment Company Act of 1940.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles.

A. SECURITY VALUATION: Investments for which market quotations are readily available are valued at the closing price on the day of valuation. Securities for which market quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities that mature in less than 60 days are valued at amortized cost.

B. CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Recognized gains and losses on investments attributable to foreign currency fluctuations, currency gains or losses realized between the trade date and settlement date on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received or paid are included in net realized gain or loss on Deutsche Mark transactions. Net unrealized foreign exchange gains and losses that arise from changes in the value of investments and other assets and liabilities are not separately disclosed.

C. ORGANIZATION  COSTS:   Costs incurred  by  the Fund  in connection  with  its
organization have been amortized on a straight-line basis over a five-year period.

D. U.S. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no U.S. Federal income tax provision is required.

E. INVESTMENT INCOME AND SECURITY TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Security transactions are accounted for on the trade date. Realized gains or losses on the sale of investments are determined on the identified cost basis for accounting and tax purposes.

F. LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked to market daily. Any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income. For the year ended December 31, 1995, net securities lending income was $3,731 and is included in interest income. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 1995, securities with an aggregate value of approximately $18,171,875 were on loan to brokers. The loans were collateralized by $9,659,006 in cash, $8,669,375 in securities issued by the U.S. Government or its agencies and by a $980,847 letter of credit from an approved banking institution. Cash collateral received is invested in short-term instruments.

G. DISTRIBUTION TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, wash sales and capital loss carryforwards. The effect of these differences for the year ended December 31, 1995, decreased accumulated net realized loss on investments and foreign currency by $6,180,397, decreased undistributed net investment income by $996,206 and decreased paid-in capital by $5,184,191.

                          For the year ended
NOTE 2. ADVISORY, December 31, 1995, ADMINISTRATION AND the Fund incurred
OTHER FEES
                          $1,244,130 for investment advisory and  administrative
services. Of this amount, $284,748 was earned in the period January 1, 1995 through April 28, 1995 by Asset Management Advisors of Dresdner Bank-Gesellschaft fuer Vermoegensanlageberatung mbH ("AMA") pursuant to an Investment Advisory Agreement with the Fund. The remaining $959,382 was earned by Dresdner Securities (USA) Inc. ("Dresdner Securities") pursuant to a Management Agreement, as amended, with the Fund. AMA and Dresdner Securities are affiliates of Dresdner Bank AG.

  Effective at the close of business on April 28, 1995, the Investment Advisory Agreement was terminated and Dresdner Securities assumed responsibility for all of the investment advisory and management services necessary for the Fund's operations. Concurrently with termination of the Investment Advisory Agreement, the Management Agreement between the Fund and Dresdner Securities was amended and restated as the Investment Advisory and Administration Agreement. Pursuant to the Investment Advisory and Administration Agreement, Dresdner Securities receives a fee, computed weekly and payable at the end of each calendar month, at an annual rate of 1.00% of the Fund's average weekly net assets up to $100,000,000 and at an annual rate of 0.80% of such assets in excess of $100,000,000. Such fee is equal to the aggregate investment advisory and management fees previously payable by the Fund to AMA and Dresdner Securities pursuant to the prior Investment Advisory Agreement and Management Agreement, respectively.

  The Fund pays each of its Directors who is not an interested person of the Fund an annual fee of $7,500, plus $750 for each Board of Directors meeting attended. For the year ended December 31, 1995, such fees and expenses were $77,250.

                          Purchases and
NOTE 3. INVESTMENT sales of investment TRANSACTIONS
                          securities (excluding short-term investments)
aggregated $51,268,750 and $61,381,630, respectively, for the year ended December 31, 1995. Purchases and maturities of U.S. government obligations aggregated $3,232,336 and $3,594,000, respectively. At December 31, 1995, the cost of securities for U.S. Federal income tax purposes was $114,657,724. The Fund may enter into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward foreign contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The contracts are marked to market weekly and the change in market value is recorded by the Fund as unrealized gain or loss. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. The net realized loss on forward foreign currency contracts was $6,293,886 for the year ended December 31, 1995. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in securities values and interest rates.

  The aggregate gross unrealized appreciation of investments for federal income tax purposes was $12,332,916 and the aggregate gross unrealized depreciation of investments was $4,591,586, resulting in net unrealized appreciation of $7,741,330 (including foreign currency trans-actions).

  At December 31, 1995, the Fund had $20,830,497 of capital loss carry forwards, available to offset future capital gains, $4,747,863 which expire in 1999, $11,864,575 which expire in 2000, $1,223,907 which expire in 2001 and $2,994,152 which expire in 2003.

                          Brokerage
commisNOTE 4. TRANSACsions paid on secuTIONS WITH AFFILIATES rities transactions
                          for  the  year  ended December  31,  1995  amounted to
$288,859 of which $196,631 was paid to Dresdner Bank AG, the parent of Dresdner Securities. During the same period, Dresdner Bank AG earned fees of approximately $15,000 in its capacity as sub-custodian for the Fund.

  Certain directors and officers of the Fund are also directors or officers of either Dresdner Securities or Dresdner Bank AG.

                          At December 31,
NOTE 5. CAPITAL 1995, the Fund had STOCK
                          one class of common stock, par value $0.001 per share,
of   which  100,000,000  shares  were  authorized  and  14,008,334  shares  were outstanding.

  There were no transactions in the Fund's capital stock for the year ended December 31, 1995.

                          The Fund invests in
NOTE 6. INVESTMENT foreign securities. IN FOREIGN Investments in forSECURITIES eign  securities may involve a  greater degree of risk
than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays. Since the Fund concentrates its investments in German companies, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

--------------------------------------------------------------------------------
NOTE 7. SELECTED QUARTERLY
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                                                                            NET REALIZED
                                                                           AND UNREALIZED
                                                                           GAIN (LOSS) ON           NET INCREASE
                                                                            INVESTMENTS
                                                                            AND DEUTSCHE         (DECREASE) IN NET
                                                   NET INVESTMENT               MARK           ASSETS RESULTING FROM
                           INVESTMENT INCOME        INCOME (LOSS)           TRANSACTIONS             OPERATIONS
                         ---------------------  ---------------------  ----------------------  ----------------------
QUARTER                                 PER                    PER                     PER                     PER
ENDED                      TOTAL       SHARE      TOTAL       SHARE       TOTAL       SHARE       TOTAL       SHARE
-----------------------  ----------  ---------  ----------  ---------  -----------  ---------  -----------  ---------
March 31, 1995.........  $  389,187  $   0.028  $  (67,006) $  (0.005) $(4,492,544) $  (0.320) $(4,559,550) $  (0.325)
June 30, 1995..........   1,782,504      0.127   1,254,071      0.090    7,866,693      0.562    9,120,764      0.652
September 30, 1995.....     469,819      0.034     (44,092)    (0.003)  (2,434,716)    (0.174)  (2,478,808)    (0.177)
December 31, 1995......     324,654      0.023    (146,767)    (0.011)  (1,940,492)    (0.139)  (2,087,259)    (0.150)
                         ----------  ---------  ----------  ---------  -----------  ---------  -----------  ---------
  Total................  $2,966,164  $   0.212  $  996,206  $   0.071  $(1,001,059) $  (0.071) $    (4,853) $  (0.000)
                         ----------  ---------  ----------  ---------  -----------  ---------  -----------  ---------
                         ----------  ---------  ----------  ---------  -----------  ---------  -----------  ---------
March 31, 1994.........  $  245,600  $   0.017  $ (221,658) $  (0.016) $   (93,489) $  (0.007) $  (315,147) $  (0.023)
June 30, 1994..........   1,481,878      0.106   1,000,491      0.072   (4,624,661)    (0.330)  (3,624,170)    (0.258)
September 30, 1994.....     445,827      0.032     (40,240)    (0.003)  (3,784,337)    (0.270)  (3,824,577)    (0.273)
December 31, 1994......     176,292      0.013    (275,797)    (0.020)   1,346,491      0.096    1,070,694      0.076
                         ----------  ---------  ----------  ---------  -----------  ---------  -----------  ---------
  Total................  $2,349,597  $   0.168  $  462,796  $   0.033  $(7,155,996) $  (0.511) $(6,693,200) $  (0.478)
                         ----------  ---------  ----------  ---------  -----------  ---------  -----------  ---------
                         ----------  ---------  ----------  ---------  -----------  ---------  -----------  ---------

--------------------------------------------------------------------------------
NOTE 8. FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK
OUTSTANDING DURING EACH OF THE FIVE YEARS ENDED
DECEMBER 31, 1995 AND THE PERIOD APRIL 5, 1990
(COMMENCEMENT OF OPERATIONS)
TO DECEMBER 31, 1990
--------------------------------------------------------------------------------

                                             DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,     DEC. 31,
                                               1995         1994         1993         1992         1991         1990
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period......  $      9.20  $      9.80  $      7.45  $      8.86  $      9.40  $     11.06*
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net investment income.....................         0.07         0.03         0.03         0.07         0.07         0.16
Net realized and unrealized gains (losses)
 from security transactions...............        (0.07)       (0.51)        2.44        (1.37)       (0.38)       (1.62)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Total from investment operations..........         0.00        (0.48)        2.47        (1.30)       (0.31)       (1.46)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Distributions:
Dividends from net investment income......        --            0.00         0.00        (0.07)       (0.07)       (0.16)
Distributions from realized gains and
 foreign currency transactions............        --           (0.12)        0.00        (0.04)       (0.16)       (0.04)
Distributions in excess of realized gains
 and foreign currency transactions........        --            0.00        (0.12)        0.00         0.00         0.00
                                            -----------  -----------  -----------  -----------  -----------  -----------
Total distributions.......................        --           (0.12)       (0.12)       (0.11)       (0.23)       (0.20)
                                            -----------  -----------  -----------  -----------  -----------  -----------
  Net asset value, end of period..........  $      9.20  $      9.20  $      9.80  $      7.45  $      8.86  $      9.40
                                            -----------  -----------  -----------  -----------  -----------  -----------
                                            -----------  -----------  -----------  -----------  -----------  -----------
  Market value, end of period***..........  $      7.25  $      7.38  $      9.38  $      6.38  $      7.75  $      7.88
                                            -----------  -----------  -----------  -----------  -----------  -----------
                                            -----------  -----------  -----------  -----------  -----------  -----------
  Total investment return (%).............        (1.69)      (20.07)       49.09       (16.50)        1.10       (32.64)
                                            -----------  -----------  -----------  -----------  -----------  -----------
                                            -----------  -----------  -----------  -----------  -----------  -----------
Ratios/supplemental data:
Ratio of Expenses to Average Net Assets
 (%)......................................          1.51         1.40         1.46         1.49         1.70        1.51**
Ratio of Net Investment Income to Average
 Net Assets (%)...........................          0.76         0.34         0.40         0.76         0.76        3.62**
Portfolio Turnover (%)....................           40           91           98           54           52           13
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period
 (in thousands)...........................     $128,932     $128,937     $137,311     $104,399     $124,069  $   131,747

--------------
  * Represents initial net asset value of $12.00, less underwriting commission of $.84 and offering expenses of $.10.

 ** Annualized.

*** Closing price -- New York Stock Exchange.

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
                      (This page intentionally left blank)

                      (This page intentionally left blank)

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Hansgeorg B. Hofmann, Chairman*
Theodor Schmidt-Scheuber, President*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
George N. Fugelsang*
Siegfried A. Kessler**
Rolf Passow*
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
Markus W. Bischofberger, Vice President
Herbert Doenges, Vice President
Alexandra Simou, Secretary
Edward P. Reginald Jr., Treasurer
Gisela Misch, Assistant Secretary
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER
Dresdner Securities (USA) Inc.
75 Wall Street
New York, New York 10005

--------------------------------------------------------------------------------

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019
LEGAL COUNSEL
Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

      This report, including the financial statements herein, is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the Frankfurter Allgemeine Zeitung Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 1995